SECURITIES AND EXCHANGE COMMISSION

                     Washington, D.C.  20549


                            FORM 8-K


                         CURRENT REPORT

             Pursuant to Section 13 or 15(d) of the
                 Securities Exchange Act of 1934

                       ___________________


 Date of Report (Date of earliest event reported) April 23, 1998

                   BIOCONTROL TECHNOLOGY, INC.
     (Exact name of registrant as specified in its charter)


        Pennsylvania                 0-10822              25-1229323
(State of other jurisdiction (Commission File Number)   (IRS Employer
     of incorporation)                                Identification No.)


      300 Indian Springs Road, Indiana, Pennsylvania  15701
      (Address of principal executive offices)      (Zip Code)


Registrant's telephone number, including area code (412) 349-1811

_________________________________________________________________
                 (Former name or former address,
                  if changes since last report.)


Item 1.   Change in Control of Registrant.
          Not applicable.

Item 2.   Acquisition or Disposition of Assets.
          Not applicable.

Item 3.   Bankruptcy or Receivership.
          Not applicable.

Item 4.   Changes in Registrant's Certifying Accountant
          Not applicable.

Item 5.   Other Events.
          On April 23, 1998 Biocontrol Technology, Inc.
(NASDAQ:BICO) announced today that beginning the week of April 27, 1998, its oil spill cleanup products, including the BIO-SOK Bilge Maintenance System, will now be sold on the internet on its website, located at www.bico.com. The products are also sold through subsidiary Petrol Rem, Inc. and can therefore also be found at www.bico.com.

Item 6.   Resignation of Registrant's Directors.
          Not Applicable

Item 7. Financial Statement, Pro Forma Financial Information and Exhibits.

          (a)  Financial Statements and Businesses Acquired - Not
               Applicable.

          (b)  Pro Forma Financial Information - Not Applicable.

          (c)  Exhibits - Press Release.

                           SIGNATURES

      Pursuant to the requirement of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

                                   BIOCONTROL TECHNOLOGY, INC.


                                   by  /s/ Fred E. Cooper
                                           Fred E. Cooper, CEO

DATED:  April 23, 1998

BICO
                                       BIOCONTROL TECHNOLOGY, INC
                            2275 Swallow Hill Road, Building 2500
                                            Pittsburgh, PA  15220
Press Release

Release:  Immediate

For More Information, Call:

Investors                                          Media
Diane McQuaide                      Susan Taylor
1.412.429.0673  phone               1.412.279.9455 phone
1.412.279.9690  fax                 1.412.279.9447 fax


              BIOCONTROL TO BEGIN INTERNET SALES OF
                   OIL SPILL CLEANUP PRODUCTS

      Pittsburgh, PA - April 23, 1998 - Biocontrol Technology, Inc. (Nasdaq:BICO) announced today that beginning the week of April 27, 1998, its oil spill cleanup products, including the BIO-SOK bilge maintenance system, will now be sold on the internet on its website, located a www.bico.com.
      The products are sold through subsidiary Petrol Rem, Inc. and can therefore also be found at www.bico.com.
      Of  widest  appeal to net surfers will be  the  BIO-SOK,  a
simple   to   use  non-toxic  bilge  maintenance  product.    The
innovative BIO-SOK absorbs on contact the oil and fumes in a bilge, preventing the contaminant from spilling into marina waters where they pollute and cause heavy fines for both the boat and marina owners.
      BIO-SOK  differs  from all other bilge  cleaners,  however, because once absorbed, BIO-SOK then begins to biodegrade the contaminant, then biodegrades itself. Therefore, there are no contaminants left to harm the environment. The BIO-SOK has won several awards, including the 1996 NMMA-IMTEC Innovation Award, Trailers and Accessories category, the 1997 Motorboating &
Sailing   Innovation  Award, NASA Spinoff Technology  Honors  and
nomination to the NASA Hall of Fame.
      The company's other oil spill products, all of which contain and biodegrade hydrocarbons, will also be available at the website. They include PRP for oil spill cleanup on open waters, marshlands, and beachfront wildlife sensitive areas; BIO-BOOM for quick containment; and OIL BUSTER for industrial sludges.
      Biocontrol Technology, Inc. has its corporate offices in Pittsburgh, PA and is involved in the development and manufacture of biomedical devices and environmental products. Subsidiary Petrol Rem, Inc. develops and manufactures unique oil spill response products, and has offices as well as manufacturing and warehousing facilities, in Pittsburgh, PA, Florida, and the Texas/Louisiana Gulf, USA.